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                     FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A
                    SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997




The following paragraph replaces the first paragraph under "Death Benefit During the Accumulation Period" on page 12:



    "If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office."


FICSEPA                                                    July 14, 1997